UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 22, 2015

DAVITA HEALTHCARE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

DaVita HealthCare Partners Inc. (the “Company”) recently received six subpoenas from the Office of Inspector General, U.S. Department of Health and Human Services, for documents from six different dialysis centers in Southern California operated by the Company. Specifically, each subpoena seeks the medical records of a single patient of the respective dialysis center.

The Company has been advised by an attorney with the Civil Division of the United States Attorney’s Office for the Central District of California that the subpoenas relate to an investigation concerning the medical necessity of patient transportation. However, the Company does not provide transportation or bill for the transport of its dialysis patients.

The Company does not know the scope of the investigation or what Company activities might be the subject of the government investigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA HEALTHCARE PARTNERS INC.

Date: February 12, 2015

/s/ Kim M. Rivera
Kim M. Rivera
Chief Legal Officer